Exhibit 10.15(d)
                                                                ----------------

RECORDING REQUESTED BY
STEWART TITLE

And When Recorded Return to:

After Recording return to:
Myron Lampkin
Stewart National Title Services
1980 Post Oak Blvd., Suite 610
Houston, TX  77056
RE:

                                Third Amendment
                                ---------------
                                       To
                                       --
                           Agreement Among Co-Tenants
                           --------------------------
                                  (230kv line)
                                  ------------


          This Third Amendment to Agreement Among Co-Tenants ("Amendment") is entered into as of this 29th day of December, 2003 among ZWHC LLC, a Delaware
                        ----
limited liability company ("ZWHC LLC"), as successor to Zond Windsystems Holding Company, a California corporation ("ZWHC"), as necessary to Zond Systems, Inc., a California corporation ("Zond"), Victory Garden Phase IV Partnership, a California general partnership ("VG Partnership"), Helzel and Schwarzhoff, L.P., a California limited partnership ("H&S"), Sky River Partnership, a California general partnership ("SR Partnership"), Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership ("85-A"), and Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership ("85-B"). ZWHC LLC, VG Partnership, H&S, SR Partnership, 85-A and 85-B are referred to herein individually as a "Party" and collectively as the "Parties." Except as otherwise defined in this Amendment, defined terms used herein shall have the meanings set forth in the Co-Tenancy Agreement (as that term is defined below).

                                    RECITALS
                                    --------

     A. ZWHC LLC, VG Partnership, H&S, SR Partnership, 85-A and 85-B entered into an Agreement Among Co-Tenants dated as of December 13, 1990 and recorded in Book 6033, Page 1900 of the Official Records of Kern County, California, as amended by the First Amendment to the Agreement Among Co-Tenants dated as of June 30, 1992 and recorded in Book 6724, Page 1934 of the Official Records of Kern County, California, as amended by the Second Amendment to the Agreement Among Co-Tenants dated as of August 19, 2003 and recorded as Document No. 0203176491 of the Official Records of Kern County, California (as so amended and as further amended from time to time, the "Co-Tenancy Agreement").

     B. Under the terms of Section 4.3 and Section 5 of the Co-Tenancy Agreement, Zond or a Zond affiliate has served as the Manager of the Power Transfer System. The Parties desire to modify the Co-Tenancy Agreement, to appoint SR Partnership as the Manager of the Power Transfer System.



                                                                 Sch. B Item #55
                                                                             ---

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     I.  Amendments.
         ----------

          1.1 Section 4.1.1 of the Co-Tenancy Agreement is hereby amended and restated to read in its entirety as follows:

               "4.1.1. Power Transfer System Operating Costs.  Subject to
                       -------------------------------------
     Section 3.2.2 hereof, SR Partnership shall be responsible for all expenses, costs and liability incurred on or after the date of this Agreement relating to the ownership, construction, operation, repair and maintenance of the Property and the Power Transfer System, except as set forth in Section 4.1.2 below (the "Power Transfer System Operating
              -------------
     Costs").  Subject to Section 3.2.2 hereof, SR Partnership shall pay the
                          -------------
     Power Transfer System Operating Costs in accordance with Section 4.4 below
                                                              -----------
     prior to the time when the failure to pay any such Power Transfer System Operating Costs shall create a lien against the Power Transfer System or the Property, provided however that SR Partnership has the right to contest any Power Transfer System Operating Costs in good faith and by appropriate proceedings, provided further that in the event of any such contest, SR Partnership shall bond or provide such other security to protect the Power Transfer System and the Property from such lien. Power Transfer System Operating Costs shall include all costs and expenses reasonably incurred in the ownership, construction, operation, repair, maintenance, replacement and removal of the Power Transfer System, costs and expenses reasonably incurred in maintaining the Property, including without limitation, any costs or expenses to be paid by the terms of, or for the preservation of, the documents evidencing the Transmission Line Easements, any costs of acquiring additional easement rights, if necessary, to preserve the Co-Tenants' interest in the Property underlying the Power Transfer System, taxes assessed against or allocable to the Power Transfer System, premiums for casualty insurance thereon, capital expenses, the costs of utilities and other services necessary to the operation of the Power Transfer System and salaries and benefits allocable to employees of the Manger engaged in the operation, repair and maintenance thereof (but only to the extent such employees are actually engaged in such activities for the benefit of the Power Transfer System), but shall not include costs and expenses set forth in Section 4.1.2 below."
        -------------

          1.2 Section 4.3 of the Co-Tenancy Agreement is hereby amended and restated to read in its entirety as follows:

               "4.3 Appointment of Manager. There shall, at all times during the
                    ----------------------
     term hereof, be a manager of the Power Transfer System, which entity shall be responsible for the management of the Power Transfer System (the "Manager"). The appointment of SR Partnership as Manager of the Power

     Transfer System is hereby acknowledged and agreed to by all Co-Tenants. The appointed Manager shall remain the Manager until removed as provided in
     Section 5.2 below."
     -----------

          1.3 Section 4.4. of the Co-Tenancy Agreement is hereby amended and restated to read in its entirety as follows:

               "4.4 Payment of Expenses and Liabilities.  The Manager shall
                    -----------------------------------
     calculate for each component of the Power Transfer System, the Power Transfer System Operating Costs on a quarterly basis, within thirty (30) days after the end of the quarter, and prepare a statement thereof. Subject to Section 3.2.2 hereof, within thirty (30) days of preparation of such statement, SR Partnership shall pay the Power Transfer System Operating Costs then due and payable, as shown on such statement."

          1.4 Section 4.5 of the Co-Tenancy Agreement is hereby amended by adding a new first sentence as follows: "In the event that SR Partnership is not the manager, the following shall apply."

          1.5 The last sentence of Section 4.6 of the Co-Tenancy Agreement is hereby amended and restated to read in its entirety as follows:

               "Notwithstanding the foregoing, each Co-Tenant acknowledges that in the even of a defect in title for which the owner's title insurance policies of each Co-Tenant provide coverage, each Co-Tenant will take reasonable steps to recover from the title insurer under said policy and will apply the proceeds of any such recovery from the title insurer to the correction of such defect by making such amounts available to SR Partnership for such purpose."

          1.6 Section 4.7 of the Co-Tenancy Agreement is hereby amended and restated to read in its entirety as follows:

               "4.7 Insurance Policies.  The Manager shall cause each Co-Tenant
                    ------------------
     to be named as the loss payee in respect of casualty loss insurance maintained by the Manager, or SR Partnership if it is not the Manager, with respect to the Power Transfer System. Notwithstanding the foregoing, each Co-Tenant hereby acknowledges that the Manager, and SR Partnership if it is not the Manager, may use the proceeds of any casualty loss insurance to repair the Power Transfer System."

          1.7 Section 5.2 of the Co-Tenancy Agreement is hereby amended and restated to read in its entirety as follows:

               "5.2 Replacement Manager.  If the Manager is SR Partnership, the
                    -------------------
     Manager may be removed by the Paying Co-Tenants (as defined below) due to its negligence or willful misconduct; otherwise the Manager may be removed by SR Partnership and the Paying Co-Tenants due to its negligence or willful misconduct. Any Excess Capacity Buyer that is or becomes party to this Agreement as well as any Existing Project Owner that is or becomes obligated to pay its pro rata share of the Power Transfer System Operating Costs in accordance with the provisions of Section 1.2 shall be deemed a
                                                -----------
     "Paying Co-Tenant." The Paying Co-Tenants shall jointly determine any such replacement Manager and the compensation to be paid such replacement Manager, which compensation shall be in a reasonable amount not to exceed industry standards. The Paying Co-Tenants shall act reasonably in making such determination. If the Paying Co-Tenants cannot agree on the party or parties who will manage the Power Transfer System, or the compensation for the Manager, or the removal of the Manager, the Paying Co-Tenants shall submit the matter to arbitration in accordance with Section 12.2 below."
     ------------

          1.8 Section 5.3 of the Co-Tenancy Agreement is hereby amended and restated to read in its entirety as follows:

          "5.3 Intentionally deleted."

          1.9 Section 12.5 of the Co-Tenancy Agreement is hereby amended by (a) deleting the notice information for VG Partnership and inserting the following notice information and (b) deleting the notice information for SR Partnership and inserting the following notice information:

          "VG Partnership: Victory Garden Phase IV Partnership
           --------------
                           c/o ESI VG Limited Partnership
                           700 Universe Boulevard
                           Juno Beach, FL  33408
                           Attention:  Mark Palanchian
                           Facsimile:  (561) 625-7552

          "SR Partnership: Sky River Partnership
           --------------
                           c/o ESI Sky River Limited Partnership
                           700 Universe Boulevard
                           Juno Beach, FL  33408
                           Attention:  Mark Palanchian
                           Facsimile:  (561) 625-7552."

     2.  Miscellaneous
         -------------

          2.1  Counterparts. This Amendment may be executed in one or more
               ------------

     counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the Co-Tenants and delivered to each of them.

          2.2  Entire Agreement. Except as expressly amended by this Amendment,
               ----------------
     the remaining terms, conditions and provisions of the Co-Tenancy Agreement shall be and remain in full force and effect.

          2.3  Governing Law.  This Amendment and the rights and obligations of
               -------------
     the parties hereto shall be governed by and constructed in accordance with the laws of the State of California without giving effect to choice of law rules.

                   [The next pages are the signature pages.]

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.


                              ZWHC LLC
                              a Delaware limited liability company

                              By: /s/ Eric Gadd
                                 -------------------------------
                              Name:  Eric Gadd
                              Title: President

                              VICTORY GARDEN PHASE IV PARTNERSHIP,
                              a California general partnership

                              By: FPL Energy VG Wind LLC, a general partner

                                    By:
                                       ------------------------
                                    Name:  Mark Palanchian
                                    Title: Vice President

                              By: ESI VG Limited Partnership, a general partner

                                    By: ESI Victory, Inc., its general partner

                                          By:
                                             ----------------------
                                          Name:  Mark Palanchian
                                          Title: Vice President

                              HELZEL AND SCHWARZHOFF, L.P.
                              A California limited partnership

                              By:
                                 -------------------------------
                              Name:
                              Title:




          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.


                              ZWHC LLC
                              a Delaware limited liability company

                              By:
                                 -------------------------------
                              Name:  Eric Gadd
                              Title: President

                              VICTORY GARDEN PHASE IV PARTNERSHIP,
                              a California general partnership

                              By: FPL Energy VG Wind LLC, a general partner

                                    By: /s/ Mark Palanchian
                                       ------------------------
                                    Name:  Mark Palanchian
                                    Title: Vice President

                              By: ESI VG Limited Partnership, a general partner

                                    By: ESI Victory, Inc., its general partner

                                          By: /s/ Mark Palanchian
                                             ----------------------
                                          Name:  Mark Palanchian
                                          Title: Vice President

                              HELZEL AND SCHWARZHOFF, L.P.
                              A California limited partnership

                              By:
                                 -------------------------------
                              Name:
                              Title:




          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.


                              ZWHC LLC
                              a Delaware limited liability company

                              By:
                                 -------------------------------
                              Name:  Eric Gadd
                              Title: President

                              VICTORY GARDEN PHASE IV PARTNERSHIP,
                              a California general partnership

                              By: FPL Energy VG Wind LLC, a general partner

                                    By:
                                       ------------------------
                                    Name:  Mark Palanchian
                                    Title: Vice President

                              By: ESI VG Limited Partnership, a general partner

                                    By: ESI Victory, Inc., its general partner

                                          By:
                                             ----------------------
                                          Name:  Mark Palanchian
                                          Title: Vice President

                              HELZEL AND SCHWARZHOFF, L.P.
                              A California limited partnership

                              By: /s/ Leo B. Helzel
                                 -------------------------------
                              Name:  Leo B. Helzel
                              Title: General Partner




          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

                              SKY RIVER PARTNERSHIP,
                              a California limited liability company

                              By: FPL Energy Sky River Wind, LLC,
                                    a general partner

                                    By: /s/ Mark Palanchian
                                       ---------------------------
                                    Name:  Mark Palanchian
                                    Title: Vice President

                              By: ESI Sky River Limited Partnership,
                                    a general partner

                                    By: ESI Sky River, Inc., its general partner

                                          By: /s/ Mark Palanchian
                                             ---------------------
                                          Name:  Mark Palanchian
                                          Title:  Vice President

                              ZOND WINDSYSTEM PARTNERS, LTD.
                              SERIES 85-A, a California limited partnership

                              By: Zond Windsystems Management III LLC,
                                    its general partner

                                    By:
                                       ---------------------------
                                    Name:  Eric Gadd
                                    Title: President and Chief Executive Officer

                              ZOND WINDSYSTEM PARTNERS, LTD.
                              SERIES 85-B, a California limited partnership

                              By: Zond Windsystems Management IV LLC,
                                    its general partner

                                    By:
                                       ---------------------------
                                    Name:  Eric Gadd
                                    Title: President and Chief Executive Officer





          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

                              SKY RIVER PARTNERSHIP,
                              a California limited liability company

                              By: FPL Energy Sky River Wind, LLC,
                                    a general partner

                                    By:
                                       ---------------------------
                                    Name:  Mark Palanchian
                                    Title: Vice President

                              By: ESI Sky River Limited Partnership,
                                    a general partner

                                    By: ESI Sky River, Inc., its general partner

                                          By:
                                             ---------------------
                                          Name:  Mark Palanchian
                                          Title:  Vice President

                              ZOND WINDSYSTEM PARTNERS, LTD.
                              SERIES 85-A, a California limited partnership

                              By: Zond Windsystems Management III LLC,
                                    its general partner

                                    By: /s/ Eric Gadd
                                       ---------------------------
                                    Name:  Eric Gadd
                                    Title: President and Chief Executive Officer

                              ZOND WINDSYSTEM PARTNERS, LTD.
                              SERIES 85-B, a California limited partnership

                              By: Zond Windsystems Management IV LLC,
                                    its general partner

                                    By: /s/ Eric Gadd
                                       ---------------------------
                                    Name:  Eric Gadd
                                    Title: President and Chief Executive Officer





          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGEMENT OF ZWHC LLC


STATE OF Texas      )
         ---------
                    ) ss.
COUNTY OF Harris    )
          --------

          On Dec 18 2003, before me, Jacqueline Martin, a Notary Public in
             -----------             -----------------
and for said County and State, personally appeared Eric Gadd, personally known
                                                   ---------
to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.


                                                      -------------------------
                         /s/ Jacqueline Martin        | JACQUELINE F. MARTIN   |
                         --------------------------   | --------------------   |
                         Signature of Notary Public   | MY COMMISSION EXPIRES  |
                                                      | November 5, 2006       |
                                                      -------------------------





          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGEMENT OF FPL Energy VG Wind, LLC


STATE OF Florida        )
         ------------
                        ) ss.
COUNTY OF Palm Beach    )
          -----------


          On December 12, 2003, before me, Dorothy A. Graston, a Notary Public
             -----------------             ------------------
in and for said County and State, personally appeared Mark Palanchian,
                                                      ---------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                                      -------------------------
                         /s/ Dorothy A. Graston       | DOROTHY A. GRASTON     |
                         --------------------------   | ------------------     |
                         Signature of Notary Public   | MY COMMISSION #CC 934891
                                                      | EXPIRES: June 2, 2004  |
                                                      | Bonded Thru Notary     |
                                                      | Public Underwriters    |
                                                      -------------------------







          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGEMENT OF ESI VG Limited Partnership


STATE OF Florida        )
         ------------
                        ) ss.
COUNTY OF Palm Beach    )
          -----------

          On December 12, 2003, before me, Dorothy A. Graston, a Notary Public
             -----------------             ------------------
in and for said County and State, personally appeared Mark Palanchian,
                                                      ---------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.




                                                      -------------------------
                         /s/ Dorothy A. Graston       | DOROTHY A. GRASTON     |
                         --------------------------   | ------------------     |
                         Signature of Notary Public   | MY COMMISSION #CC 934891
                                                      | EXPIRES: June 2, 2004  |
                                                      | Bonded Thru Notary     |
                                                      | Public Underwriters    |
                                                      -------------------------






          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGEMENT OF Helzel and Schwarzhoff, L.P.


STATE OF California     )
         ------------
                        ) ss.
COUNTY OF Riverside     )
          -----------


          On Dec. 29, 2003, before me, Tahzsa M. Benedetti, a Notary Public
             -------------             -------------------
in and for said County and State, personally appeared Leo B. Helzel, personally
                                                      -------------
known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.




                                                 -------------------------------
                    /s/ Tahzsa M. Benedetti      | TAHZSA M. BENEDETTI         |
                    --------------------------   | --------------------        |
                    Signature of Notary Public   | Commission # 1261317        |
                                                 | Notary Public - California  |
                                                 | Riverside County            |
                                                 | My Comm Expires: May 1, 2004|
                                                 -------------------------------






          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGEMENT OF FPL Energy Sky River Wind, LLC


STATE OF Florida          )
         -------------
                          ) ss.
COUNTY OF Palm Beach      )
          ------------


          On December 12, 2003, before me, Dorothy A. Graston, a Notary Public
             -----------------             ------------------
in and for said County and State, personally appeared Mark Palanchian,
                                                      ---------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                                      -------------------------
                         /s/ Dorothy A. Graston       | DOROTHY A. GRASTON     |
                         --------------------------   | ------------------     |
                         Signature of Notary Public   | MY COMMISSION #CC 934891
                                                      | EXPIRES: June 2, 2004  |
                                                      | Bonded Thru Notary     |
                                                      | Public Underwriter's   |
                                                      -------------------------






          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGEMENT OF ESI Sky River Limited Partnership


STATE OF Florida          )
         -------------
                          ) ss.
COUNTY OF Palm Beach      )
          ------------


          On December 12, 2003, before me, Dorothy A. Graston, a Notary Public
             -----------------             ------------------
in and for said County and State, personally appeared Mark Palanchian,
                                                      ---------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.




                                                      -------------------------
                         /s/ Dorothy A. Graston       | DOROTHY A. GRASTON     |
                         --------------------------   | ------------------     |
                         Signature of Notary Public   | MY COMMISSION #CC 934891
                                                      | EXPIRES: June 2, 2004  |
                                                      | Bonded Thru Notary     |
                                                      | Public Underwriter's   |
                                                      -------------------------






          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGEMENT OF Zond Windsystem Partners, Ltd. Series 85-A


STATE OF Texas         )
         ----------
                       ) ss.
COUNTY OF Harris       )
          ---------


          On Dec. 18, 2003, before me, Jacqueline Martin, a Notary Public in
             -------------             -----------------
and for said County and State, personally appeared Eric Gadd, personally known
                                                   ---------
to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.




                                                      -------------------------
                         /s/ Jacqueline Martin        | JACQUELINE F. MARTIN   |
                         --------------------------   | --------------------   |
                         Signature of Notary Public   | MY COMMISSION EXPIRES  |
                                                      | November 5, 2006       |
                                                      -------------------------







          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)

ACKNOWLEDGEMENT OF Zond Windsystem Partners, Ltd. Series 85-B


STATE OF Texas         )
         ----------
                       ) ss.
COUNTY OF Harris       )
          ---------


          On Dec. 18 2003, before me, Jacqueline Martin, a Notary Public in
             ------------             -----------------
and for said County and State, personally appeared Eric Gadd, personally known
                                                   ---------
to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.




                                                      -------------------------
                         /s/ Jacqueline Martin        | JACQUELINE F. MARTIN   |
                         --------------------------   | --------------------   |
                         Signature of Notary Public   | MY COMMISSION EXPIRES  |
                                                      | November 5, 2006       |
                                                      -------------------------







          THIRD AMENDMENT TO AGREEMENT AMONG CO-TENANTS (230 KV LINE)